EXHIBIT 99.2
Independent Auditors’ Report
The Board of Directors
Xicom Technology, Inc. and Subsidiaries:
We have audited the accompanying consolidated balance sheets of Xicom Technology, Inc. and subsidiaries (the Company) as of October 3, 2004 and September 28, 2003, and the related consolidated statements of operations, stockholders’ equity and comprehensive income (loss), and cash flows for each of the years ended October 3, 2004, September 28, 2003, and September 29, 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Xicom Technology, Inc. and subsidiaries as of October 3, 2004 and September 28, 2003, and the results of their operations and their cash flows for each of the years ended October 3, 2004, September 28, 2003 and September 29, 2002, in conformity with accounting principles generally accepted in the United States of America.
/s/ KPMG LLP

Phoenix, Arizona
July 13, 2005

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
October 3, 2004 and September 28, 2003

	October 3,	September 28,
	2004	2003
Assets
Current assets:
Cash and cash equivalents	$493,607	573,279
Restricted cash	83,468	83,468
Accounts receivable, net of allowance for doubtful accounts of $529,246 and $437,757 at October 3, 2004 and September 28, 2003, respectively	6,256,453	6,154,425
Inventories	7,554,832	8,267,200
Prepaid expenses	35,582	237,128
Income tax receivable	219,826	249,285

Total current assets	14,643,768	15,564,785

Property and equipment, net	1,831,975	1,326,541
Deposits	106,828	106,828
Goodwill	54,130	54,130

	$16,636,701	17,052,284

Liabilities and Stockholders’ Equity

Current liabilities:
Line of credit	$4,091,293	4,226,293
Long-term debt	807,446	211,590
Notes payable to related party	472,532	472,532
Accounts payable	4,248,015	4,610,138
Customer deposits	823,909	848,683
Warranty reserve	1,328,374	1,819,647
Accrued liabilities	881,894	1,218,277

Total current liabilities	12,653,463	13,407,160

Long-term portion of deferred rent liability	154,821	210,311

Total liabilities	12,808,284	13,617,471

Commitments, contingencies and subsequent event (notes 10, 12, 13 and 15)

Stockholders’ equity:
Common stock — $.05 par value. Authorized 20,000,000 shares; issued and outstanding 10,060,000 shares	228,000	228,000
Additional paid-in capital	93,000	93,000
Accumulated other comprehensive income	52,249	13,642
Retained earnings	3,455,168	3,100,171

Total stockholders’ equity	3,828,417	3,434,813

	$16,636,701	17,052,284

See accompanying notes to consolidated financial statements

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
Fiscal years ended October 3, 2004, September 28, 2003 and September 29, 2002

	2004	2003	2002
Net sales	$44,406,890	39,377,124	29,034,987
Cost of sales	35,440,680	32,225,072	23,245,527

Gross profit	10,966,210	7,152,052	5,789,460

Operating expenses:
Research and development expenses	4,590,092	3,220,568	2,990,880
Marketing expenses	1,138,166	852,794	987,673
General and administrative expenses	4,529,701	3,847,662	3,783,407

Total operating expenses	10,257,959	7,921,024	7,761,960

Earnings (loss) from operations	708,251	(768,972)	(1,972,500)

Other income (expense):
Interest income	1,242	3,197	15,468
Interest expense	(271,984)	(243,616)	(322,812)
Casualty gain	—	114,809	—
Lawsuit settlement	(90,000)	—	—
Miscellaneous	20,812	22,583	1,777

Total other income (expense)	(339,930)	(103,027)	(305,567)

Earnings (loss) before income taxes	368,321	(871,999)	(2,278,067)

Income tax provision (benefit)	13,324	39,171	1,098,386

Net earnings (loss)	$354,997	(911,170)	(3,376,453)

See accompanying notes to consolidated financial statements

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss)
Fiscal years ended October 3, 2004, September 28, 2003 and September 29, 2002

					Accumulated
			Additional		Other
	Common Stock		paid-in	Retained	Comprehensive	Stockholders’
	Shares	Amount	capital	Earnings	Income	Equity
Balance at September 30, 2001	10,000,000	$225,000	—	7,387,794	(22,670)	7,590,124

Issuance of 60,000 shares in connection with an acquisition	60,000	3,000	93,000	—	—	96,000
Net loss	—	—	—	(3,376,453)	—	(3,376,453)
Foreign Translation Adjustment	—	—	—	—	(1,630)	(1,630)

Comprehensive loss						(3,378,083)

Balance at September 29, 2002	10,060,000	228,000	93,000	4,011,341	(24,300)	4,308,041

Net loss	—	—	—	(911,170)	—	(911,170)
Foreign Translation Adjustment	—	—	—	—	37,942	37,942

Comprehensive loss						(873,228)

Balance at September 28, 2003	10,060,000	228,000	93,000	3,100,171	13,642	3,434,813

Net income	—	—	—	354,997	—	354,997
Foreign Translation Adjustment	—	—	—	—	38,607	38,607

Comprehensive income						393,604

Balance at October 3, 2004	10,060,000	$228,000	93,000	3,455,168	52,249	3,828,417

See accompanying notes to consolidated financial statements

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Fiscal years ended October 3, 2004, September 28, 2003 and September 29, 2002

	2004	2003	2002
Cash flows from operating activities:
Net earnings:	$354,997	(911,170)	(3,376,453)
Adjustments to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	675,127	480,531	353,434
Loss on disposition of assets	5,008	2,532	23,446
Provision for doubtful accounts	465,338	268,777	646,554
Deferred income taxes (benefit)	—	—	1,083,378
Changes in operating assets and liabilities:
Increase in restricted cash	—	(58,429)	—
Decrease (increase) in receivables	(567,366)	(122,962)	2,238,886
Decrease in inventories	712,368	186,059	427,853
Decrease (increase) in prepaid expenses	201,546	(210,531)	(51,597)
Increase (decrease) in accounts payable	(362,123)	1,036,622	(2,219,316)
Increase (decrease) in income taxes receivable	29,459	(123,141)	128,374
Increase (decrease) in customer deposits	(24,774)	(1,550,606)	1,926,495
Increase (decrease) in warranty reserve	(491,273)	559,437	535,364
Increase (decrease) in accrued liabilities	(385,684)	354,465	33,947

Net cash provided by (used in) operating activities	612,623	(88,416)	1,750,365

Cash flows from investing activities:
Capital expenditures	(1,185,569)	(527,862)	(450,384)
Decrease in certificate of deposit	—	—	(1,472)

Net cash used in investing activities	(1,185,569)	(527,862)	(451,856)

Cash flows from financing activities:
Borrowings under line of credit	300,000	4,226,293	—
Repayments of line of credit	(435,000)	(3,898,800)	(605,777)
Proceeds from issuance of long-term debt	819,813	211,590	105,473
Repayments of long-term debt	(223,957)	(237,491)	(266,667)

Net cash provided by (used in) financing activities	460,856	301,592	(766,971)

Effect of exchange rate changes on cash	32,418	18,380	9,699

Net increase (decrease) in cash	(79,672)	(296,306)	541,237

Cash at beginning of year	573,279	869,585	328,348

Cash at end of year	$493,607	573,279	869,585

Supplemental disclosure of cash flows information:
Cash paid during the year for:
Interest	$287,266	236,909	334,933
Income taxes	105,996	180,583	38,664
See accompanying notes to consolidated financial statements

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(1)	Organization

Xicom Technology, Inc. was incorporated on November 9, 1992 in the State of California. Xicom Technology, Inc. and its subsidiaries (“Xicom” or the “Company”) are applied-engineering organizations which manufacture a series of helix Traveling Wave Tube and Klystron Amplifiers that are designed for the satellite earth station industry. Xicom Traveling Wave Tube Amplifiers (TWTAs), Klystron Power Amplifiers (KPAs) and Solid State Power Amplifiers (SSPAs) are used in broadcast and broadband applications throughout the world where customers need to increase power and bandwidth. Xicom High Power Amplifiers (HPAs) provide power levels vital to satcom applications, both traditional broadcast, the DTH, SNG and flyaway markets, and emerging broadband, specifically the IP-over-Satellite market.

Xicom’s corporate headquarters are in Santa Clara, California, with offices in Maryland and the United Kingdom. Xicom also has service centers and sales offices throughout the world.

The Company operates on a 52/53 week fiscal year ending on the Sunday closest to September 30. The fiscal year ended October 3, 2004 contained 53 weeks of operation. The fiscal years ended September 28, 2003 and September 29, 2002 contained 52 weeks of operations.

(2)	Summary of Significant Accounting Policies
(a)	Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates and assumptions affect the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, the Company evaluates its estimates and assumptions based upon historical experience and various other factors and circumstances. The Company believes that its estimates and assumptions are reasonable in the circumstances; however, actual results may differ from these estimates under different future conditions.

(b)	Principles of Consolidation

The consolidated financial statements include Xicom Technology, Inc. and its wholly-owned subsidiaries, Xicom FSC, Inc. and Xicom Technology Europe Limited (XTEL). Significant intercompany accounts and transactions have been eliminated in the consolidation.

(c)	Cash and cash equivalents

The Company considers all money market accounts with original maturities of 90 days or less to be cash equivalents.

Restricted cash is a bond required by a customer contract until the end of the warranty period of the equipment sold.

(d)	Accounts Receivable

Accounts receivable consist of trade receivables from customers. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of the Company’s customers to make required payments. The allowance is assessed on a regular basis by management and is based upon management’s periodic review of the collectibility of the receivables with respect to historical experience. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(e)	Revenue Recognition

The Company recognizes revenue when products have been shipped to the customer, an agreement with the customer has been executed, transfer of title and acceptance has occurred, pricing is fixed and collectibility is probable. Revenue from services is recognized when the related services have been performed. The Company considers products and services as separate units of accounting under EITF 00-21, Revenue Arrangements with Multiple Deliverables, however the Company is unable to determine the relative fair value of the units of accounting revenue is deferred until all products and services have been delivered. The Company has customer deposits which are advance payments from their customers. Revenue from these customer deposits is recognized upon delivery of the product.

(f)	Inventories

Inventories are valued at the lower of cost (first-in, first-out) or market. The Company writes down its inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based on assumptions about future demand and market conditions.

(g)	Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are computed using the straight line and the double-declining balance method over the estimated useful lives of the assets, ranging from 3 to 10 years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in operations. The cost of maintenance and repairs is charged to operations as incurred; significant renewals and betterments are capitalized.

(h)	Impairment of Long-Lived Assets

In accordance with SFAS No. 144, long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

(i)	Warranty Costs

The Company provides limited warranties on certain of its products and systems for periods ranging from one to three years. Estimated warranty costs for potential product liability and warranty claims based on the Company’s claim experience are accrued as cost of sales at the time revenue is recognized. While the Company engages in extensive product quality programs and processes, including actively monitoring and evaluating the quality of its vendors, the Company’s warranty liability is affected by product failure rates and material usage and service delivery costs incurred in correcting product failures. Should actual product failure rates, material usage or service delivery costs differ from the Company’s estimates, revisions to the estimated warranty liability would be required.

(j)	Research and Development

The cost of research and development is charged to expense as incurred.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(k)	Advertising and Promotion

The Company expenses the cost of advertising and promotion as incurred. Advertising and promotion expenses were $181,750 and $135,588 for fiscal 2004 and 2003, respectively, and are included in marketing expenses.

(l)	Income Taxes

The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future income tax consequences attributed to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company evaluates the recoverability of the deferred tax assets and records a valuation allowance to reduce its deferred tax assets to an amount for which realization is more likely than not. Should the Company determine that it would be able to realize deferred tax assets in the future in excess of the net recorded amount, an adjustment to the valuation allowance for deferred tax assets would result in an income tax benefit in the period such determination was made.

(m)	Foreign Currency Translation

Local currencies are considered the functional currencies for the Company’s operations outside the United States. Assets and liabilities are translated into U.S. dollars at the rate of exchange in effect at the balance sheet dates. Revenues and expenses are translated into U.S. dollars at the average monthly exchange rates prevailing during the years presented. Translation adjustments resulting from currency translation gains and losses are recognized in other comprehensive income as a separate component of stockholders’ equity.

(n)	Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, are principally accounts receivable. The Company maintains ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains allowances for doubtful accounts for the estimated losses resulting from the inability of its customers to make required payments and such losses have not exceeded management’s expectations. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Periodically during the year, the Company maintains cash in financial institutions in excess of the amounts insured by the federal government.

The Company had sales to its top two customers totaling 29%, 38% and 21% for the years ended October 3, 2004, September 28, 2003 and September 29, 2002, respectively.

The Company had outstanding accounts receivable to one customer totaling 11% and 15% at October 3, 2004 and September 28, 2003, respectively. The Company had outstanding accounts receivable to two customers comprising 27% at September 29, 2002.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(o)	Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of cash and equivalents, trade receivables, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments. The carrying amount of the long-term debt approximates fair value because the interest rates are indexed by current market rates and other terms are similar to those currently payable.

(p)	Recently Issued Accounting Standards

In December 2004, the FASB issued FASB Statement No. 151, Inventory Costs, which clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Under this Statement, such items will be recognized as current-period charges. In addition, the Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement will be effective for the Company for inventory costs incurred on or after January 1, 2006. The Company does not believe the adoption of this statement will have a material impact on the financial statements.

In December 2004, the FASB issued FASB Statement No. 153, Exchanges of Nonmonetary Assets, which eliminates an exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This Statement will be effective for the Company for nonmonetary asset exchanges occurring on or after January 1, 2006. The Company does not believe the adoption of this statement will have a material impact on the financial statements.
(3)	Inventories

	October 3,	September 28,
	2004	2003
Raw materials	$5,240,969	5,454,605
Work-in-process	1,888,323	2,369,934
Consigned inventory	41,625	127,542
Finished goods	383,915	315,119

	$7,554,832	8,267,200

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(4)	Prepaid Expenses

	October 3,	September 28,
	2004	2003
Insurance	$4,688	51,100
License fees	16,580	29,740
Property taxes	14,314	9,788
Vendor prepayments	—	146,500

	$35,582	237,128

(5)	Property and Equipment

	October 3,	September 28,
	2004	2003
Machinery and equipment	$944,505	819,137
Computer equipment	811,361	818,736
Demonstration equipment	1,004,199	270,546
Tooling and test equipment	767,872	659,816
Office equipment	535,166	535,166
Vehicles	43,937	43,937
Leasehold improvements	618,929	605,248

	4,725,969	3,752,586

Less accumulated depreciation and amortization	(2,893,994)	(2,426,045)

	$1,831,975	1,326,541

Depreciation and amortization were $675,127, $480,531 and $353,434 for fiscal 2004, 2003, and 2002, respectively.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(6)	Accrued Expenses

	October 3,	September 28,
	2004	2003
Accrued expenses consist of the following:
Payroll and payroll taxes	$185,389	406,569
Compensated absences	454,813	438,506
Bonuses	92,716	—
Interest	1,404	16,686
Sales tax	9,095	1,540
Deferred rent	55,490	16,267
Other	82,987	338,709

	$881,894	1,218,277

(7)	Line of Credit

The Company has an available $5,000,000 line of credit secured by substantially all of the Company’s assets, of which $4,091,292 and $4,226,293 was outstanding at October 3, 2004 and September 28, 2003, respectively. Interest is payable at the bank’s base rate of interest plus 0.25% (5.00% at October 3, 2004). The agreement is in full force until terminated by either party. The note requires certain restrictive financial covenants to be met. The Company was not in compliance with the covenants at October 3, 2004 and September 28, 2003. All amounts outstanding under the line of credit were repaid by Radyne Corporation. on May 31, 2005 as part of their acquisition of the Company.

(8)	Long-term Debt

	October 3,	September 28,
	2004	2003
Comerica Bank:
Note payable due in monthly installments of $5,878 plus interest at base plus 0.75% (5% at October 3, 2004), secured by corporate assets, due October, 2006	$141,060	211,590

Note payable due in monthly installments of $13,948 plus interest at base plus 0.75% (5% at October 3, 2004), secured by corporate assets, due October, 2006	348,698	—

Note payable due in monthly installments of $8,825 plus interest at base plus 0.50% (5% at October 3, 2004), secured by corporate assets, due March, 2008	317,688	—

	$807,446	211,590

Long-term debt is subject to the same financial covenants governing the line of credit (note 7). Long-term debt has been classified as current in the accompanying balance sheet since the Company was in violation of the covenants. All amounts outstanding were repaid by Radyne Corporation. on May 31, 2005 as part of their acquisition of the Company.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(9)	Notes Payable to Related Parties

	October 3,	September 28,
	2004	2003
Note payable, interest only at 9% due monthly, unsecured, due on demand	$222,532	222,532

Note payable, interest only at 9% due monthly, unsecured, due on demand	50,000	50,000

Note payable, interest only at 9.25% due monthly, unsecured, due on demand	100,000	100,000

Note payable, interest only at 9.25% due monthly, unsecured, due on demand	100,000	100,000

	$472,532	472,532

Interest expense paid on stockholder loans was $43,028 for 2004, 2003 and 2002. All amounts outstanding were repaid by Radyne Corporation. on May 31, 2005 as part of their acquisition of the Company.

(10)	Leases

The Company is leasing its California facility under a non-cancelable operating lease expiring in April 2007 with an additional 5-year renewal option. Lease payments are based on a minimum monthly rent of $71,220 and increase each May by 4%. Rent expense has been recorded on a straight-line basis over the original term of the lease.

In addition, one of the Company’s foreign subsidiaries is leasing its office space under a non-cancelable operating lease that will expire in September 2006.

Future minimum rental payments under these non-cancelable operating leases are as follows:

Fiscal years ending:
October 2, 2005	$1,019,804
October 1, 2006	1,060,596
September 30, 2007	540,696

$2,621,096

Rent expense was $1,060,310, $1,059,712 and $1,100,852 for 2004, 2003 and 2002, respectively.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(11)	Income Taxes

Income tax expense (benefit) amounted to $185,457, $(448,592), and $(932,614) for the years ended October 3, 2004, September 28, 2003, and September 29, 2002, respectively. Pretax income (loss) was earned for each year presented in the following jurisdictions:

	2004	2003	2002
Domestic	$409,460	(1,012,142)	(2,330,681)
Foreign	(41,139)	140,143	52,614

	$368,321	(871,999)	(2,278,067)

The actual tax expense (benefit) for these periods differs from the Federal statutory tax expense for those periods as follows:

	2004	2003	2002
Computed Federal statutory tax expense (benefit)	$125,229	(296,480)	(774,543)
Meals and entertainment	14,984	16,052	14,942
Foreign income tax at different rates	15,907	1,401	4,209
Increase to research and development credit	(40,264)	(129,898)	(152,579)
State tax provision	26,246	(48,053)	(113,371)
State rate change	—	—	64,425
Inability to utilize net operating loss carryforwards	(172,133)	487,763	887,914
Change in the beginning of year valuation allowance	—	—	1,143,086
Other	43,355	8,386	24,303

Total	$13,324	39,171	1,098,386

Components of income tax expense (benefit) for 2004, 2003, and 2002 follow:

	2004	2003	2002
Current:
State	$1,600	1,600	1,600
Foreign	11,724	37,571	13,408

	13,324	39,171	15,008

Deferred (benefit):
Federal	—	—	762,085
State	—	—	321,293

	—	—	1,083,378

	$13,324	39,171	1,098,386

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
Deferred income taxes (benefit) are recognized for earnings and expense items that are reported in different years for financial reporting and income tax purposes. Deferred income tax assets and liabilities at October 3, 2004 and September 28, 2003 consisted of the following:

	October 3,	September 28,
	2004	2003
Allowance for doubtful accounts	$134,061	155,763
Fixed assets	14,629	55,620
Accrued liabilities	177,294	170,937
Section 267 costs	4,325	—
Section 263A costs	20,245	25,996
Research and development credits	561,868	521,634
Writedown of slow-moving and obsolete inventory	329,164	401,198
Warranty reserve	517,832	720,861
Net operating loss carryforwards	586,849	466,391

Total deferred tax assets	2,346,267	2,518,400
Loss valuation allowance	(2,346,267)	(2,518,400)
Net deferred tax assets	$—	—

At October 3, 2004, the Company had a federal net operating loss carryforward of approximately $1,600,000. The carryforward is available to offset future taxable earnings and will begin to expire in 2022. The Company also had federal and state research credits of $234,000 and $328,000, respectively, which are available to offset future income taxes. Based on recent taxable losses, management has determined that it is not more likely than not that the Company will utilize the net deferred tax assets. At the time it is determined that the Company will meet the more likely than not criteria for utilizing deferred tax assets, the valuation allowance will be revised.

(12)	Employee Benefit Plan

The Company has a 401(k) retirement savings plan in which all eligible employees may contribute. The Company contributions are 66.7% of the first six percent (6%) of employee salary deferral contributions. The amounts contributed by the Company were $262,671, $213,014, and $228,705 for 2004, 2003, and 2002, respectively.

One of the foreign subsidiaries of the Company has a defined contribution arrangement for the benefit of its director and employees. The amounts contributed by the Company were $10,094, $11,402, and $8,304 for 2004, 2003, and 2002, respectively.

(13)	Contingencies

The Company is involved in litigation and claims arising in the normal course of operations. In the opinion of management based on consultation with legal counsel, losses, if any, from this litigation are covered by insurance or are immaterial; therefore, no provision has been made in the accompanying consolidated financial statements for losses, if any, which might result from the ultimate outcome of these matters. A lawsuit was filed against the Company by a former temporary employee. The lawsuit was settled for $90,000 in 2004.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002
(14)	Casualty Gain

In the fiscal year ended September 28, 2003, the Company received $114,809 from an insurance company for assets stolen in the fiscal year ended September 29, 2002. The insurance recoveries were reported as casualty gain in 2003, since the loss on stolen assets was reported in 2002.

(15)	Subsequent Event

On May 27, 2005, Radyne Corporation. completed its acquisition of the Company for approximately $41 million of cash and stock. The transaction was approved by the Board of Directors of both companies.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheet
April 3, 2005

April 3,
2005
Assets

Current assets:
Cash and cash equivalents	$606,132
Restricted cash	83,468
Accounts receivable, net of allowance for doubtful accounts of $433,176 at April 3, 2005	6,226,071
Inventories	8,729,806
Prepaid expenses	80,473
Income tax receivable	217,951

Total current assets	15,943,901

Property and equipment, net	1,692,222
Deposits	107,678
Goodwill	54,130

$17,797,931

Liabilities and Stockholders’ Equity

Current liabilities:
Line of credit	$3,880,292
Notes payable	717,241
Notes payable to related party	472,532
Accounts payable	4,539,107
Customer deposits	2,634,916
Warranty reserve	1,071,723
Accrued liabilities	757,282

Total current liabilities	14,073,093

Long-term portion of deferred rent liability	117,078

Total liabilities	14,190,171

Commitments, contingencies and subsequent event (Notes 8 and 9)

Stockholders’ equity:
Common stock — $.05 par value. Authorized 20,000,000 shares; issued and outstanding 10,060,000 shares	228,000
Additional paid-in capital	93,000
Accumulated other comprehensive income	77,442
Retained earnings	3,209,318

Total stockholders’ equity	3,607,760

$17,797,931

See accompanying notes to consolidated financial statements.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
For the six months ended April 3, 2005 and April 4, 2004

	April 3,	April 4,
	2005	2004
Net sales	$18,018,965	21,548,488
Cost of sales	13,829,145	15,773,078

Gross profit	4,189,820	5,775,410

Operating expenses:
Research and development expenses	1,502,381	2,836,007
Marketing expenses	688,463	546,103
General and administrative expenses	2,114,506	2,049,910

Total operating expenses	4,305,350	5,432,020

Earnings (loss) from operations	(115,530)	343,390

Other income (expense):
Interest income	1,257	13,450
Interest expense	(132,858)	(128,545)
Miscellaneous	3,042	—

Total other income (expense)	(128,559)	(115,095)

Earnings (loss) before income taxes	(244,089)	228,295

Income tax provision (benefit)	1,761	22,281

Net earnings (loss)	(245,850)	206,014

Foreign currency translation adjustment	25,193	51,007

Comprehensive income (loss)	$(220,657)	257,021

See accompanying notes to consolidated financial statements.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
For the six months ended April 3, 2005 and April 4, 2004

	April 3,	April 4,
	2005	2004
Cash flows from operating activities:
Net earnings (loss):	$(245,850)	206,014
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	388,359	327,008
Provision for doubtful accounts	294,191	312,250
Changes in operating assets and liabilities:
Increase in receivables	(250,857)	(2,366,549)
Increase in inventories	(1,160,179)	(1,019,143)
Decrease (increase) in prepaid expenses	(45,724)	111,853
Increase in accounts payable	289,525	2,478,602
Increase in customer deposits	1,809,971	756,166
Decrease in warranty reserve	(256,651)	(410,551)
Decrease in accrued liabilities	(168,606)	(655,610)

Net cash provided by (used in) operating activities	654,179	(259,960)

Cash flows from investing activities:
Capital expenditures	(247,268)	(775,430)

Net cash used in investing activities	(247,268)	(775,430)

Cash flows from financing activities:
Borrowings under line of credit	—	100,000
Repayments of lines of credit	(211,001)	(40,000)
Proceeds from issuance of long-term debt	28,748	683,611
Repayments of long-term debt	(118,953)	(99,127)

Net cash provided by (used in) financing activities	(301,206)	644,484

Effect of exchange rate changes on cash	6,819	23,825

Net increase (decrease) in cash	112,524	(367,081)

Cash at beginning of year	493,607	573,279

Cash at end of year	$606,132	206,198

See accompanying notes to consolidated financial statements.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 3, 2005 AND THE SIX MONTHS ENDED APRIL 3, 2005 AND APRIL 4, 2004
(1)	Organization

Xicom Technology, Inc. was incorporated on November 9, 1992 in the State of California. Xicom Technology, Inc. and its subsidiaries (“Xicom” or the “Company”) are applied-engineering organizations which manufacture a series of helix Traveling Wave Tube and Klystron Amplifiers that are designed for the satellite earth station industry. Xicom Traveling Wave Tube Amplifiers (TWTAs), Klystron Power Amplifiers (KPAs) and Solid State Power Amplifiers (SSPAs) are used in broadcast and broadband applications throughout the world where customers need to increase power and bandwidth. Xicom High Power Amplifiers (HPAs) provide power levels vital to satcom applications, both traditional broadcast, the DTH, SNG and flyaway markets, and emerging broadband, specifically the IP-over-Satellite market.

Xicom’s corporate headquarters are in Santa Clara, California, with offices in Maryland and the United Kingdom. Xicom also has service centers and sales offices throughout the world.

The Company operates on a 52/53 week fiscal year ending on the Sunday closest to September 30.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 3, 2005 AND THE SIX MONTHS ENDED APRIL 3, 2005 AND APRIL 4, 2004

(2)	Inventories

April 3,
2005
Raw materials	$6,037,491
Work-in-process	2,451,359
Consigned inventory	41,625
Finished goods	199,331

$8,729,806

(3)	Property and Equipment

April 3,
2005
Machinery and equipment	$1,033,743
Computer equipment	880,771
Demo equipment	983,351
Tooling and test equipment	789,196
Office equipment	454,008
Vehicles	43,937
Leasehold improvements	633,354

4,818,360

Less accumulated depreciation and amortization	3,126,138

$1,692,222

Depreciation and amortization were $388,359 and $327,008 for the six months ended April 3, 2005 and April 4, 2004, respectively.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 3, 2005 AND THE SIX MONTHS ENDED APRIL 3, 2005 AND APRIL 4, 2004
(4)	Accrued Liabilities

April 3,
2005
Accrued liabilities consist of the following:
Payroll and payroll taxes	$192,945
Compensated absences	458,035
Deferred rent	75,486
Other	30,816

$757,282

(5)	Line of Credit

The Company has an available $5,000,000 line of credit secured by substantially all of the Company’s assets, of which $3,880,292 was outstanding at April 3, 2005. Interest is payable at the bank’s base rate of interest plus 0.25% (6% at April 3, 2005). The agreement is in full force until terminated by either party. The note requires certain restrictive covenants to be met relating to financial condition. All amounts outstanding under the line of credit were repaid by Radyne on May 31, 2005 as part of their acquisition of the Company.

(6)	Notes Payable

April 3,
2005
Comerica Bank:
Note payable due in monthly installments of $5,878 plus interest at base plus 0.75% (6.5% at April 3, 2005), secured by corporate assets, due October, 2006	$111,672

Note payable due in monthly installments of $13,948 plus interest at base plus 0.75% (6.5% at April 3, 2005), secured by corporate assets, due October, 2006	265,010

Note payable due in monthly installments of $8,825 plus interest at base plus 0.50% (6.25% at April 3, 2005), secured by corporate assets, due March, 2008	340,559

$717,241

All amounts outstanding under the notes payable were repaid by Radyne on May 31, 2005 as part of their acquisition of the Company.

XICOM TECHNOLOGY, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF APRIL 3, 2005 AND THE SIX MONTHS ENDED APRIL 3, 2005 AND APRIL 4, 2004
(7)	Notes Payable to Related Parties

April 3,
2005
Note payable, interest only at 9% due monthly, unsecured, due on demand	$222,532

Note payable, interest only at 9% due monthly, unsecured, due on demand	50,000

Note payable, interest only at 9.25% due monthly, unsecured, due on demand	100,000

Note payable, interest only at 9.25% due monthly, unsecured, due on demand	100,000

$472,532

Interest expense paid on stockholder loans was $21,514 for the six months ended April 3, 2005 and April 4, 2004. All amounts outstanding on the stockholder loans were repaid by Radyne on May 31, 2005 as part of their acquisition of the Company.

(8)	Contingencies

The Company is involved in litigation and claims arising in the normal course of operations. In the opinion of management based on consultation with legal counsel, losses, if any, from this litigation are covered by insurance or are immaterial; therefore, no provision has been made in the accompanying consolidated financial statements for losses, if any, which might result from the ultimate outcome of these matters.

(9)	Subsequent Event

On May 27, 2005, Radyne Corporation completed its acquisition of the Company for approximately $41 million of cash and stock. The transaction was approved by the Board of Directors of both companies.